Concentration Risk	12 Months Ended
Dec. 31, 2015
Concentration Risk
Concentration Risk

(19) Concentration Risk

Significant Supplier. For the years ended December 31, 2015 and 2014, the Company’s U.S., U.K., and Canada operations purchased equipment from one supplier that accounted for 45.0% and 61.6%, respectively, of the Company’s total ATM purchases for those years.

Significant Vendors. The Company obtains the cash to fill a substantial portion of its domestic Company-owned ATMs, and, in some cases, merchant-owned and managed services ATMs, from Bank of America, N.A. (“Bank of America”), Elan Financial Services (“Elan”) (a division of U.S. Bancorp), and Wells Fargo, N.A. (“Wells Fargo”). For the quarter ended December 31, 2015, the Company had an average of $2.1 billion in cash in its domestic ATMs, of which 38.3% was provided by Elan, 28.6% was provided by Wells Fargo, and 19.1% was provided by Bank of America. The Company’s existing vault cash rental agreements expire at various times through June 2020. However, each provider has the right to demand the return of all or any portion of its cash at any time upon the occurrence of certain events beyond the Company’s control, including certain bankruptcy events of the Company or its subsidiaries, or a breach of the terms of the Company’s cash provider agreements. Other key terms of the agreements include the requirement that the cash providers provide written notice of their intent not to renew. Such notice provisions typically require a minimum of 180 to 360 days’ notice prior to the actual termination date. If such notice is not received, then the contracts will typically automatically renew for an additional one-year period. Additionally, the Company’s contract with one of its vault cash providers contains a provision that allows the provider to modify the pricing terms contained within the agreement at any time with 60 days prior written notice. However, in the event both parties do not agree to the pricing modifications, then either party may provide 180 days prior written notice of its intent to terminate.

In addition to the above, the Company had concentration risks in significant vendors for the provision of on-site maintenance services and armored courier services in the U.S. for the years ended December 31, 2015 and 2014.

Significant Customers. For the years ended December 31, 2015 and 2014, the Company derived 37% and 31.4%, respectively, of its revenues from ATMs placed at the locations of its five largest merchants. The Company’s top five merchants (based on its pro forma total revenues) were 7-Eleven, Inc. (“7-Eleven”), CVS Caremark Corporation (“CVS”), Co-op Food, Walgreens Boots Alliance, Inc. (“Walgreens”), and Speedway LLC (“Speedway”) for the year ended December 31, 2015 and were 7-Eleven, CVS, Walgreens, Speedway, and The Pantry, Inc. (“Pantry”) for the year ended December 31, 2014. Pantry continues to be a significant customer but was supplanted in the top five by Co-op Food. Pro forma total revenues are the Company’s actual total revenues for 2015 and the pro forma effect of the acquisitions completed in each period. 7-Eleven in the U.S., which represents the single largest merchant customer in the Company’s portfolio, comprised approximately 18% and 17.5% of the Company’s pro forma total revenues for the years ended December 31, 2015 and 2014, respectively. The next four largest merchant customers together comprised approximately 19% of our pro forma total revenues. Accordingly, a significant percentage of the Company’s future revenues and operating income will be dependent upon the successful continuation of its relationship with these merchants.

In July 2015, the Company received notification from 7-Eleven that they do not intend on renewing the ATM placement agreement with the Company upon expiration. The existing agreement between the Company and 7-Eleven remains in effect until mid-2017, and calls for a transition period that, at 7-Eleven’s request, could extend the Company’s contract in part for up to six months.